Exhibit 99.1

FOR IMMEDIATE RELEASE	NASDAQ: NSIT

INSIGHT ENTERPRISES, INC. REPORTS FOURTH QUARTER AND FULL YEAR 2015 RESULTS

TEMPE, AZ – February 10, 2016 – Insight Enterprises, Inc. (NASDAQ: NSIT) (the “Company”) today reported results of operations for the quarter and year ended December 31, 2015.

Results for the Quarter:

•	Consolidated net sales of $1.4 billion for the fourth quarter of 2015 decreased 4% compared to the fourth quarter of 2014, down 1% year to year excluding the effects of foreign currency movements.

•	Net sales in North America of $999.7 million were flat year over year, but up 1% excluding the effects of foreign currency movements;

•	Net sales in EMEA of $342.0 million decreased 13%, down 4% excluding the effects of foreign currency movements; and

•	Net sales in APAC of $45.4 million decreased 15%, down 4% excluding the effects of foreign currency movements.

•	Consolidated gross profit of $180.9 million decreased 1% compared to the fourth quarter of 2014, but increased 3% year over year excluding the effects of foreign currency movements. Consolidated gross margin increased approximately 40 basis points to 13.0% of net sales.

•	Gross profit in North America of $125.8 million (12.6% gross margin) increased 1% year over year, up 2% year over year excluding the effects of foreign currency movements;

•	Gross profit in EMEA of $47.7 million (13.9% gross margin) was down 4% year to year, but increased 5% year over year excluding the effects of foreign currency movements; and

•	Gross profit in APAC of $7.3 million (16.1% gross margin) was down 7% year to year, but increased 5% year over year excluding the effects of foreign currency movements.

•	Consolidated earnings from operations decreased 13% compared to the fourth quarter of 2014 to $30.6 million, or 2.2% of net sales. Excluding the effects of foreign currency movements, the decrease in consolidated earnings from operations was 12% year to year.

•	Earnings from operations in North America decreased 17% year to year to $24.2 million, or 2.4% of net sales;

•	Earnings from operations in EMEA increased 10% year over year to $4.3 million, or 1.3% of net sales, up 11% excluding the effects of foreign currency movements; and

•	Earnings from operations in APAC decreased 2% year to year to $2.0 million, or 4.4% of net sales, but increased 5% year over year excluding the effects of foreign currency movements.

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Insight Enterprises, Inc.         6820 South Harl Avenue         Tempe, Arizona 85283         800.467.4448         FAX 480.760.8958

Insight Q4 2015 Results, Page 2	February 10, 2016

•	Non-GAAP consolidated earnings from operations, which excludes severance and restructuring expenses in both periods, decreased 13% year to year to $33.5 million, or 2.4% of net sales for the fourth quarter of 2015.*

•	Consolidated net earnings and diluted earnings per share for the fourth quarter of 2015 were $18.6 million and $0.50, respectively, at an effective tax rate of 34.0%.

•	Non-GAAP consolidated net earnings and diluted earnings per share, which exclude severance and restructuring expenses and the tax effect of these charges in both periods, were $21.4 million and $0.57, respectively, for the fourth quarter of 2015.*

Results for the Year:

•	Consolidated net sales of $5.4 billion for 2015 increased 1% compared to 2014, up 6% year over year excluding the effects of foreign currency movements.

•	Net sales in North America of $3.8 billion increased 7%, up 8% excluding the effects of foreign currency movements;

•	Net sales in EMEA of $1.4 billion decreased 11%, but increased 2% excluding the effects of foreign currency movements; and

•	Net sales in APAC of $178.4 million decreased 16%, down 5% excluding the effects of foreign currency movements.

•	Consolidated gross profit of $716.3 million increased 1% compared to 2014, up 5% year over year excluding the effects of foreign currency movements. Consolidated gross margin decreased approximately 10 basis points to 13.3% of net sales.

•	Gross profit in North America of $501.6 million (13.1% gross margin) increased 5% year over year, up 6% year over year excluding the effects of foreign currency movements;

•	Gross profit in EMEA of $186.3 million (13.6% gross margin) was down 7% year to year, but increased 6% year over year excluding the effects of foreign currency movements; and

•	Gross profit in APAC of $28.5 million (16.0% gross margin) was down 19% year to year, down 7% excluding the effects of foreign currency movements.

•	Consolidated earnings from operations decreased 3% compared to 2014 to $126.5 million, or 2.4% of net sales. Excluding the effects of foreign currency movements, consolidated earnings from operations were flat year over year.

•	Earnings from operations in North America were flat year over year at $103.8 million, or 2.7% of net sales;

•	Earnings from operations in EMEA decreased 6% year to year to $16.6 million, or 1.2% of net sales, but increased 6% year over year excluding the effects of foreign currency movements; and

•	Earnings from operations in APAC decreased 38% year to year to $6.1 million, or 3.4% of net sales. Excluding the effects of foreign currency movements, the decrease in APAC’s earnings from operations was 29% year to year.

•	Non-GAAP consolidated earnings from operations, which excludes severance and restructuring expenses and non-cash real estate charges in both periods, decreased 6% year to year to $132.2 million, or 2.5% of net sales, for 2015.*

•	Consolidated net earnings and diluted earnings per share for 2015 were $75.9 million and $1.98, respectively, at an effective tax rate of 36.4%.

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Insight Enterprises, Inc.         6820 South Harl Avenue         Tempe, Arizona 85283         800.467.4448         FAX 480.760.8958

Insight Q4 2015 Results, Page 3	February 10, 2016

•	Non-GAAP consolidated net earnings and diluted earnings per share, which exclude severance and restructuring expenses and non-cash real estate charges and the tax effect of these charges in both periods, were $80.7 million and $2.11, respectively, for 2015.*

•	During 2015, the Company repurchased approximately 3.3 million shares of its common stock at a total cost of $91.8 million, which represented all amounts authorized under previously approved repurchase programs (not including amounts authorized under the February 2016 repurchase program discussed below).

“As we look back at 2015, we have quite a few things to be excited about. Our North America business delivered solid growth for the year and gained market share across core categories, all while expanding its sales force and adding capabilities to our portfolio of services offerings, including the acquisition of BlueMetal,” stated Ken Lamneck, President and Chief Executive Officer. “Additionally, our EMEA business continued its journey to expand Cloud and services capabilities across the footprint, growing services sales more than 20% in constant currency, and overall, drove gross profit growth faster than sales, which led to high single digit non-GAAP earnings from operations growth for the year in constant currency,” stated Lamneck. “Despite somewhat softer market conditions in the fourth quarter of 2015, we believe that the investments we made over the past two years, combined with our global scale and expertise in the areas of data center, software and services, will serve us well as we compete in the market in 2016,” added Lamneck.

The Company refers to changes in net sales, gross profit and earnings from operations on a consolidated basis and in EMEA and APAC excluding the effects of foreign currency movements. In computing these changes and percentages, the Company compares the current year amount as translated into U.S. dollars under the applicable accounting standards to the prior year amount in local currency translated into U.S. dollars utilizing the weighted average translation rate for the current period.

Net of tax amounts referenced herein were computed using the statutory tax rate for the taxing jurisdictions in the operating segment in which the related expenses were recorded, adjusted for the effects of valuation allowances on net operating losses in certain jurisdictions.

* A tabular reconciliation of financial measures prepared in accordance with United States generally accepted accounting principles (“GAAP”) to non-GAAP financial measures is included at the end of this press release.

STOCK REPURCHASE PROGRAM

On February 10, 2016, the Company’s Board of Directors authorized the repurchase of up to $50 million of the Company’s common stock. The Company’s share repurchases will be made on the open market, subject to Rule 10b-18 or in privately negotiated transactions, through block trades, through 10b5-1 plans or otherwise, at management’s discretion. The amount of shares purchased and the timing of the purchases will be based on market conditions, working capital requirements, general business conditions and other factors. The Company intends to retire the repurchased shares.

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Insight Enterprises, Inc.         6820 South Harl Avenue         Tempe, Arizona 85283         800.467.4448         FAX 480.760.8958

Insight Q4 2015 Results, Page 4	February 10, 2016

GUIDANCE

For the full year 2016, the Company expects its business to deliver top line growth in the low- to mid-single digit range in U.S. dollar terms. The Company also expects diluted earnings per share for the full year 2016 to be between $2.25 and $2.35.

This outlook reflects:

•	The adverse effect on gross profit of previously announced partner program changes in the software category, which the Company expects to be between $5 and $10 million;

•	an effective tax rate of approximately 37%;

•	the completion of the Company’s recently authorized share repurchase program of up to $50 million, leading to an average share count of approximately 36 million shares for the year; and

•	capital expenditures of $10 to $15 million.

This outlook excludes severance and restructuring expenses.

CONFERENCE CALL AND WEBCAST

The Company will host a conference call and live web cast today at 5:00 p.m. ET to discuss fourth quarter and full year 2015 results of operations. A live web cast of the conference call (in listen-only mode) will be available on the Company’s web site at http://nsit.client.shareholder.com/events.cfm, and a replay of the web cast will be available on the Company’s web site for a limited time following the call. To listen to the live web cast by telephone, call 1-877-402-8904 if located in the U.S., 678-809-1029 for international callers, and enter the access code 37664236.

USE OF NON-GAAP FINANCIAL MEASURES

The non-GAAP financial measures exclude severance and restructuring expenses, non-cash real estate impairment and accelerated depreciation charges and the tax effect of these charges. The Company excludes these charges when internally evaluating earnings from operations, tax expense, net earnings and diluted earnings per share for the Company and earnings from operations for each of the Company’s operating segments. These non-GAAP measures are used to evaluate financial performance against budgeted amounts, to calculate incentive compensation, to assist in forecasting future performance and to compare the Company’s results to those of the Company’s competitors. The Company believes that these non-GAAP financial measures are useful to investors because they allow for greater transparency, facilitate comparisons to prior periods and the Company’s competitors’ results and assist in forecasting performance for future periods. These non-GAAP financial measures are not prepared in accordance with GAAP and may be different from non-GAAP financial measures presented by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

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Insight Enterprises, Inc.         6820 South Harl Avenue         Tempe, Arizona 85283         800.467.4448         FAX 480.760.8958

Insight Q4 2015 Results, Page 5	February 10, 2016

FINANCIAL SUMMARY TABLE

(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

(UNAUDITED)

	Three Months Ended December 31,				Years Ended December 31,
	2015	2014	change		2015	2014	change
Insight Enterprises, Inc.
Net sales	$1,387,185	$1,446,134	(4%)		$5,373,090	$5,316,229	1%
Gross profit	$180,853	$182,239	(1%)		$716,332	$712,403	1%
Gross margin	13.0%	12.6%	40	bps	13.3%	13.4%	(10	bps)
Selling and administrative expenses	$147,310	$143,594	3%		$584,906	$576,967	1%
Severance and restructuring expenses	$2,995	$3,478	(14%)		$4,907	$4,433	11%
Earnings from operations	$30,548	$35,167	(13%)		$126,519	$131,003	(3%)
Net earnings	$18,576	$19,483	(5%)		$75,851	$75,684	—
Diluted earnings per share	$0.50	$0.48	4%		$1.98	$1.83	8%
North America
Net sales	$999,737	$1,001,447	—		$3,823,528	$3,562,726	7%
Gross profit	$125,833	$124,782	1%		$501,563	$477,447	5%
Gross margin	12.6%	12.5%	10	bps	13.1%	13.4%	(30	bps)
Selling and administrative expenses	$101,375	$94,815	7%		$396,603	$372,936	6%
Severance and restructuring expenses	$253	$806	(69%)		$1,126	$971	16%
Earnings from operations	$24,205	$29,161	(17%)		$103,834	$103,540	—
EMEA
Net sales	$342,034	$391,524	(13%)		$1,371,137	$1,539,968	(11%)
Gross profit	$47,712	$49,614	(4%)		$186,287	$199,916	(7%)
Gross margin	13.9%	12.7%	120	bps	13.6%	13.0%	60	bps
Selling and administrative expenses	$40,647	$42,997	(5%)		$165,879	$178,816	(7%)
Severance and restructuring expenses	$2,742	$2,672	3%		$3,781	$3,356	13%
Earnings from operations	$4,323	$3,945	10%		$16,627	$17,744	(6%)
APAC
Net sales	$45,414	$53,163	(15%)		$178,425	$213,535	(16%)
Gross profit	$7,308	$7,843	(7%)		$28,482	$35,040	(19%)
Gross margin	16.1%	14.8%	130	bps	16.0%	16.4%	(40	bps)
Selling and administrative expenses	$5,288	$5,782	(9%)		$22,424	$25,215	(11%)
Severance and restructuring expenses	$—	$—	—		$—	$106		*
Earnings from operations	$2,020	$2,061	(2%)		$6,058	$9,719	(38%)

*	Percentage change not considered meaningful.

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Insight Enterprises, Inc.         6820 South Harl Avenue         Tempe, Arizona 85283         800.467.4448         FAX 480.760.8958

Insight Q4 2015 Results, Page 6	February 10, 2016

	North America			EMEA			APAC
	Three Months Ended December 31,			Three Months Ended December 31,			Three Months Ended December 31,
Sales Mix	2015	2014	% change*	2015	2014	% change*	2015	2014	% change*
Hardware	60%	60%	1%	38%	36%	(8%)	12%	7%	43%
Software	34%	34%	(3%)	59%	62%	(17%)	85%	90%	(19%)
Services	6%	6%	4%	3%	2%	18%	3%	3%	(9%)

	100%	100%	—	100%	100%	(13%)	100%	100%	(15%)

	North America			EMEA			APAC
	Years Ended December 31,			Years Ended December 31,			Years Ended December 31,
Sales Mix	2015	2014	% change*	2015	2014	% change*	2015	2014	% change*
Hardware	61%	61%	7%	39%	37%	(7%)	8%	6%	15%
Software	32%	33%	5%	58%	61%	(14%)	89%	91%	(18%)
Services	7%	6%	20%	3%	2%	9%	3%	3%	(20%)

	100%	100%	7%	100%	100%	(11%)	100%	100%	(16%)

*	Represents growth/decline in category net sales on a U.S. dollar basis and does not exclude the effects of foreign currency movements.

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Insight Enterprises, Inc.         6820 South Harl Avenue         Tempe, Arizona 85283         800.467.4448         FAX 480.760.8958

Insight Q4 2015 Results, Page 7	February 10, 2016

FORWARD-LOOKING INFORMATION

Certain statements in this release and the related conference call and web cast are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, including the Company’s expected 2016 financial results, including top line growth rates and diluted earnings per share, and the assumptions relating thereto, including foreign currency exchange rates, the effect on gross margin of partner program changes, the Company’s effective tax rate, capital expenditures, plans concerning the completion of the Company’s recently authorized share repurchase program and its effect on the expected average outstanding share count for 2016 and the health of the IT industry and trends and opportunities relating thereto, are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. There can be no assurances that the results discussed by the forward-looking statements will be achieved, and actual results may differ materially from those set forth in the forward-looking statements. Some of the important factors that could cause the Company’s actual results to differ materially from those projected in any forward-looking statements, include, but are not limited to, the following, which are discussed in “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014:

•	the Company’s reliance on partners for product availability and competitive products to sell as well as the Company’s competition with its partners;

•	the Company’s reliance on partners for marketing funds and purchasing incentives;

•	changes in the IT industry and/or rapid changes in technology;

•	actions of the Company’s competitors, including manufacturers and publishers of products the Company sells;

•	failure to comply with the terms and conditions of the Company’s commercial and public sector contracts;

•	disruptions in the Company’s IT systems and voice and data networks;

•	the security of the Company’s electronic and other confidential information;

•	general economic conditions;

•	the Company’s reliance on commercial delivery services;

•	the Company’s dependence on certain personnel;

•	the variability of the Company’s net sales and gross profit;

•	the risks associated with the Company’s international operations;

•	exposure to changes in, interpretations of, or enforcement trends related to tax rules and regulations; and

•	intellectual property infringement claims and challenges to the Company’s registered trademarks and trade names.

Additionally, there may be other risks that are otherwise described from time to time in the reports that the Company files with the Securities and Exchange Commission. Any forward-looking statements in this release should be considered in light of various important factors, including the risks and uncertainties listed above, as well as others. The Company assumes no obligation to update, and, except as may be required by law, does not intend to update, any forward-looking statements. The Company does not endorse any projections regarding future performance that may be made by third parties.

CONTACTS:	GLYNIS BRYAN	HELEN JOHNSON
	CHIEF FINANCIAL OFFICER	SENIOR VP, FINANCE
	TEL. 480.333.3390	TEL. 480.333.3234
	EMAIL glynis.bryan@insight.com	EMAIL helen.johnson@insight.com

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Insight Enterprises, Inc.         6820 South Harl Avenue         Tempe, Arizona 85283         800.467.4448         FAX 480.760.8958

Insight Q4 2015 Results, Page 8	February 10, 2016

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(IN THOUSANDS, EXCEPT PER SHARE DATA)

(UNAUDITED)

	Three Months Ended December 31,		Years Ended December 31,
	2015	2014	2015	2014
Net sales	$1,387,185	$1,446,134	$5,373,090	$5,316,229
Costs of goods sold	1,206,332	1,263,895	4,656,758	4,603,826

Gross profit	180,853	182,239	716,332	712,403
Operating expenses:
Selling and administrative expenses	147,310	143,594	584,906	576,967
Severance and restructuring expenses	2,995	3,478	4,907	4,433

Earnings from operations	30,548	35,167	126,519	131,003
Non-operating (income) expense:
Interest income	(172)	(251)	(783)	(1,062)
Interest expense	1,706	1,466	7,224	6,019
Net foreign currency exchange loss (gain)	535	(868)	(393)	327
Other expense, net	326	286	1,295	1,347

Earnings before income taxes	28,153	34,534	119,176	124,372
Income tax expense	9,577	15,051	43,325	48,688

Net earnings	$18,576	$19,483	$75,851	$75,684

Net earnings per share:
Basic	$0.50	$0.48	$2.00	$1.84

Diluted	$0.50	$0.48	$1.98	$1.83

Shares used in per share calculations:
Basic	37,099	40,692	37,984	41,062

Diluted	37,429	41,015	38,275	41,358

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Insight Enterprises, Inc.         6820 South Harl Avenue         Tempe, Arizona 85283         800.467.4448         FAX 480.760.8958

Insight Q4 2015 Results, Page 9	February 10, 2016

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(IN THOUSANDS)

(UNAUDITED)

	December 31,
	2015	2014
ASSETS
Current assets:
Cash and cash equivalents	$187,978	$164,524
Accounts receivable, net	1,315,094	1,309,209
Inventories	119,820	122,573
Inventories not available for sale	51,756	45,261
Other current assets	77,011	62,920

Total current assets	1,751,659	1,704,487
Property and equipment, net	88,281	104,181
Goodwill	56,195	26,257
Intangible assets, net	26,983	23,567
Deferred income taxes	62,986	71,720
Other assets	27,913	17,626

	$2,014,017	$1,947,838

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable – trade	$905,464	$819,916
Accounts payable – inventory financing facility	106,327	122,781
Accrued expenses and other current liabilities	144,633	144,561
Current portion of long-term debt	1,535	766
Deferred revenue	50,166	50,904

Total current liabilities	1,208,125	1,138,928
Long-term debt	89,000	62,535
Deferred income taxes	239	655
Other liabilities	30,911	24,489

	1,328,275	1,226,607

Stockholders’ equity:
Preferred stock	—	—
Common stock	371	401
Additional paid-in capital	316,686	337,167
Retained earnings	408,721	396,992
Accumulated other comprehensive loss – foreign currency translation adjustments	(40,036)	(13,329)

Total stockholders’ equity	685,742	721,231

	$2,014,017	$1,947,838

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Insight Enterprises, Inc.         6820 South Harl Avenue         Tempe, Arizona 85283         800.467.4448         FAX 480.760.8958

Insight Q4 2015 Results, Page 10	February 10, 2016

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(IN THOUSANDS)

(UNAUDITED)

	Years Ended December 31,
	2015	2014
Cash flows from operating activities:
Net earnings	$75,851	$75,684
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	37,957	40,570
Non-cash real estate impairment	800	4,558
Provision for losses on accounts receivable	6,761	4,409
Write-downs of inventories	3,997	2,630
Write-off of property and equipment	535	741
Non-cash stock-based compensation	8,922	7,750
Excess tax benefit from employee gains on stock-based compensation	(592)	(568)
Deferred income taxes	5,174	3,794
Gain on related party sale of property and equipment	—	(895)
Changes in assets and liabilities:
Increase in accounts receivable	(47,206)	(107,969)
Increase in inventories	(9,214)	(35,714)
Increase in other assets	(26,714)	(3,578)
Increase in accounts payable	113,594	121,506
Increase in deferred revenue	2,927	8,303
Increase (decrease) in accrued expenses and other liabilities	7,718	(10,902)

Net cash provided by operating activities	180,510	110,319

Cash flows from investing activities:
Acquisition of BlueMetal, net of cash acquired	(44,221)	—
Purchases of property and equipment	(13,416)	(9,983)
Proceeds from related party sale of property and equipment	—	2,472

Net cash used in investing activities	(57,637)	(7,511)

Cash flows from financing activities:
Borrowings on senior revolving credit facility	686,410	484,992
Repayments on senior revolving credit facility	(686,410)	(501,492)
Borrowings on accounts receivable securitization financing facility	1,897,100	1,050,070
Repayments on accounts receivable securitization financing facility	(1,869,100)	(1,039,070)
Borrowings under other financing agreements	—	2,002
Repayments under other financing agreements	(543)	(150)
Payments on capital lease obligation	(223)	(217)
Net (repayments) borrowings under inventory financing facility	(16,454)	7,529
Payment of deferred financing fees	—	(351)
Excess tax benefit from employee gains on stock-based compensation	592	568
Payment of payroll taxes on stock-based compensation through shares withheld	(2,265)	(2,028)
Repurchases of common stock	(91,843)	(50,383)

Net cash used in financing activities	(82,736)	(48,530)

Foreign currency exchange effect on cash and cash equivalent balances	(16,683)	(16,571)

Increase in cash and cash equivalents	23,454	37,707
Cash and cash equivalents at beginning of year	164,524	126,817

Cash and cash equivalents at end of year	$187,978	$164,524

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Insight Enterprises, Inc.         6820 South Harl Avenue         Tempe, Arizona 85283         800.467.4448         FAX 480.760.8958

Insight Q4 2015 Results, Page 11	February 10, 2016

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PER SHARE DATA)

(UNAUDITED)

	Three Months Ended December 31,		Years Ended December 31,
	2015	2014	2015	2014
Consolidated Earnings from Operations:
GAAP	$30,548	$35,167	$126,519	$131,003
Non-cash real estate impairment and accelerated depreciation	—	—	800	5,178
Severance and restructuring expenses	2,995	3,478	4,907	4,433

Non-GAAP	$33,543	$38,645	$132,226	$140,614

Consolidated Net Earnings:
GAAP	$18,576	$19,483	$75,851	$75,684
Non-cash real estate impairment and accelerated depreciation, net of tax	—	—	499	3,174
Severance and restructuring expenses, net of tax	2,818	3,088	4,341	3,686

Non-GAAP	$21,394	$22,571	$80,691	$82,544

Consolidated Diluted EPS:
GAAP	$0.50	$0.48	$1.98	$1.83
Non-cash real estate impairment and accelerated depreciation, net of tax	—	—	0.01	0.08
Severance and restructuring expenses, net of tax	0.07	0.07	0.12	0.09

Non-GAAP	$0.57	$0.55	$2.11	$2.00

North America Earnings from Operations:
GAAP	$24,205	$29,161	$103,834	$103,540
Non-cash real estate impairment and accelerated depreciation	—	—	800	5,178
Severance and restructuring expenses	253	806	1,126	971

Non-GAAP	$24,458	$29,967	$105,760	$109,689

EMEA Earnings from Operations:
GAAP	$4,323	$3,945	$16,627	$17,744
Severance and restructuring expenses	2,742	2,672	3,781	3,356

Non-GAAP	$7,065	$6,617	$20,408	$21,100

APAC Earnings from Operations:
GAAP	$2,020	$2,061	$6,058	$9,719
Severance and restructuring expenses	—	—	—	106

Non-GAAP	$2,020	$2,061	$6,058	$9,825

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Insight Enterprises, Inc.         6820 South Harl Avenue         Tempe, Arizona 85283         800.467.4448         FAX 480.760.8958